UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2026

Dana Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-1063	26-1531856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3939 Technology Drive, Maumee, Ohio 43537
(Address of principal executive offices, including zip code)

(419) 887-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, $.01 par value	DAN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On January 1, 2026 (the “Closing Date”), Dana Incorporated (“Dana”) completed the previously announced sale of its off-highway business to Allison Transmission Holdings, Inc. (the “Purchaser”) for a purchase price of $2.732 billion in cash, subject to certain adjustments (the “Transaction”). The Transaction was consummated pursuant to the terms and conditions of the Stock Purchase Agreement, dated as of June 11, 2025 (the “Purchase Agreement”), between Dana and the Purchaser.

The foregoing description of the Transaction does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which was attached as Exhibit 2.1 to Dana’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 13, 2025 and is incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

On January 2, 2026, Dana issued a press release with respect to the closing of the Transaction. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this item (including Exhibit 99.1) is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(b)       Pro Forma Financial Information.

The unaudited pro forma financial information of Dana giving effect to the Transaction will be filed by an amendment to this Form 8-K within four business days following the Closing Date.

(d)       Exhibits.

The following items are filed or furnished with this report.

Exhibit No.	Description
2.1*	Stock Purchase Agreement, dated as of June 11, 2025, by and between Dana Incorporated and Allison Transmission Holdings, Inc. (incorporated herein by reference to Exhibit 2.1 to Dana’s Current Report on Form 8-K filed with the SEC on June 13, 2025)
99.1	Press Release dated January 2, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL)

* Schedules and/or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Dana agrees to furnish supplementally a copy of any omitted schedules and/or exhibits to the SEC on a confidential basis upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANA INCORPORATED

	By:	/s/ Douglas H. Liedberg
Date: January 2, 2026	Name:	Douglas H. Liedberg
	Title:	Senior Vice President, Chief Legal and Human Resources Officer and Corporate Secretary